               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                November 15, 2005

                                 ASTRO-MED, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         COMMISSION FILE NUMBER 0-13200

           RHODE ISLAND                                               05-0318215
          (STATE OR OTHER JURISDICTION OF           (IRS EMPLOYER IDENTIFICATION
          INCORPORATION OR ORGANIZATION)            NUMBER)

                600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (401-828-4000)
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 15, 2005, Astro-Med,  Inc. (the "Company") issued a press release in which it disclosed  unaudited  financial  information  related to third  quarter
consolidated   earnings.   A  copy  of  the  press  release   relating  to  such
announcement, dated November 15, 2005, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     This information  shall not be deemed "filed" for purposes of Section 18 of the  Securities  Exchange  Act of 1934,  as amended  (the  "Exchange  Act"),  or incorporated  by reference in any filing under the  Securities  Act of 1933,  as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

(c)             Exhibit

Exhibit no.     Exhibit

99.1            Press Release dated November 15, 2005

SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants  have duly caused  this  report to be signed on their  behalf by the undersigned thereunto duly authorized.

DATE: November 15, 2005                              ASTRO-MED, INC.

                                             By:      /s/ Joseph P. O'Connell
                                                ------------------------------------
                                                          Joseph P. O'Connell
                                                          Vice President, Treasurer
                                                          and Chief Financial Officer

                                INDEX TO EXHIBITS

          Exhibit No.                       Exhibit

          99.1                              Press Release Dated November 15, 2005